UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2004

LOWRANCE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15240	44-0624411
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

12000 East Skelly Drive, Tulsa, Oklahoma 74128
(Address of principal executive offices and zip code)

(918) 437-6881
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the registrant dated February 26, 2004

Item 12. Results of Operations and Financial Condition.

On February 26, 2004, Lowrance Electronics, Inc. issued a press release announcing its financial results for the second quarter ended January 31, 2004. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the “Commission”) to report information pursuant to Item 12. – Results of Operations and Financial Condition in accordance with the interim guidance provided by the Commission in Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATED: February 26, 2004
LOWRANCE ELECTRONICS, INC.
	By:	/s/ Douglas J. Townsdin
Douglas J. Townsdin
Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit
Number	Description
99.1	Press Release issued by the registrant dated February 26, 2004.

PRESS RELEASE